INCENTIVE LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

[LOGO EQUITABLE]



                             NOTES TO ILLUSTRATIONS

The following illustrations of death benefits, policy account values, and cash surrender values are designed to show you how the performance of the investment funds available with Incentive Life could affect the cash surrender value and death benefit. These illustrations use hypothetical investment return assumptions, and are not intended as estimates of future performance of any investment fund. You may request an illustration that assumes a hypothetical gross investment return ranging from 6.01% to 12.00%. Equitable is not able to predict the future performance of the investment funds.

Illustrations based on assumed constant rates of return do not show the fluctuations in the death benefit, policy account value, and cash surrender value that can occur with an actual policy. Since the values of the investment funds vary up and down, variable life insurance benefits will also vary.

                                   ASSUMPTIONS

The illustration assumes that the amounts that you allocate to the investment funds experience hypothetical gross rates of investment return equivalent to 0.00%, 6.00%, and a specified rate of 10.00%.

Premiums are assumed to be paid at the beginning of the payment period. Policy values, death benefits, and ages shown are as of the end of the policy year and reflect the effect of all loans and withdrawals. The death benefit, policy account, and cash surrender value will differ if premiums are paid in different amounts, frequencies, or not on the due date. Premiums minus a premium charge are added to the policy account. A monthly administrative charge is deducted from the Policy Account in all years.

'ASSUMING CURRENT CHARGES': This illustration is based upon the 'current charges' as declared by The Equitable Life Assurance Society's Board of Directors, and apply to policies issued as of the preparation date shown below. 'Current charges' are not guaranteed and may be changed at the discretion of the Board of Directors. A customer loyalty credit will be credited towards the monthly deduction from the Policy Account starting in year 7. This credit is not guaranteed.

'BLENDED CHARGES': Are based upon a blend of the current and the guaranteed maximum mortality charges, all other current charges, and the assumed hypothetical gross annual investment return indicated.

'ASSUMING GUARANTEED CHARGES': This illustration uses the guaranteed maximum mortality charges, administrative charges, charges for mortality and expense risk, premium charge, and the assumed hypothetical gross annual investment return. The premium charge may be raised if changes in the tax law increase our expenses.

'NET LOANS/REPAYM'TS/WITHDRAWALS': Columns reflect any loans, loan repayments, and/or partial withdrawals that have been requested.

'Net Rates of Return' :(Shown in parentheses) take into consideration an assumed daily charge to the Separate Account equivalent to an annual charge of .66% for investment advisory services (management fee), .32% for other estimated Trust expenses (including 12b-1 fees), plus the daily charge for mortality and expense risks. The actual charge for advisory services varies with the investment fund selected, and currently ranges from .25% to 1.15%. The actual charge for Trust expenses varies with the investment fund selected, and currently ranges from ..25% to .60%. The charge for mortality and expense risks is equivalent to a current annual charge of .60%, and is guaranteed not to exceed .90%. The illustration also reflects that no charge is currently made to the Separate Account for Federal income taxes.

                            IMPORTANT TAX INFORMATION

Tax law rules limit the overall amount of premiums that can be paid into a policy which qualifies as life insurance. In addition, certain levels of premium payments into any life insurance policy, as well as certain policy changes, may cause your policy to be classified as a 'Modified Endowment Contract, ' or MEC. A MEC classification affects the tax status of any distributions taken from the policy. Distributions taken from a MEC policy (loans or partial withdrawals) will first be taxed as ordinary income (on the gain portion only). If the policy owner is under age 591/2, a 10% penalty tax will also generally be imposed by the IRS on the taxable amount received. See the tax section of your prospectus for further important tax information. Under current Federal tax rules you generally may take income tax-free partial withdrawals under a life insurance policy which is not a modified endowment contract up to your basis in the contract. Additional amounts are includible in income. In certain cases during the first fifteen years of a policy, a partial withdrawal may be taxable to the extent there is gain in the policy. Loans taken will be free of current income tax as long as the policy remains in effect until the insured's death, does not lapse or mature, and is not a modified endowment contract. This assumes the loan will eventually be satisfied from income tax-free death proceeds. Loans and withdrawals reduce the policy's cash value and death benefit and increase the chance that the policy may lapse. If the policy lapses, matures, is surrendered or becomes a modified endowment, the loan balance at such time would generally be viewed as distributed and taxable under the general rules for distributions of policy cash values. Based on our understanding of the current tax laws, the policy illustrated here is not a Modified Endowment Contract (MEC).

   BASED ON OUR UNDERSTANDING OF THE CURRENT TAX LAWS, THE POLICY ILLUSTRATED
                HERE IS NOT A MODIFIED ENDOWMENT CONTRACT (MEC).


A POLICY MAY TERMINATE DUE TO INSUFFICIENT PREMIUMS AND/OR POOR INVESTMENT PERFORMANCE. A POLICY MAY ALSO TERMINATE DUE TO INSUFFICIENT PREMIUMS AND/OR POOR INVESTMENT PERFORMANCE. THIS POLICY PROVIDES A NO LAPSE GUARANTEE AND A DEATH BENEFIT GUARANTEE UNDER CERTAIN CONDITIONS.

VLI-99-03IL (05/99)
Male Standard Non-Tobacco User Age 40
Riders: None
Premium Mode = Annual
Prepared on March 11, 2002
Page 5 of 11

                          For delivery in Pennsylvania

            The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas, New York, NY 10104 (212)554-1234

          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES


                                                     Prepared by: J.Q. Associate
                                                 Ini tial Face Amount = $150,000
                                       Initial Death Benefit Option is A (Level)

                                                                   Form # VM-450
                                                         DC1-7.6z 01-17-02 R2001

                                                              INCENTIVE LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE


             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                            PREPARED FOR: Sample Client

                           ASSUMING GUARANTEED CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.87% NET)             6.00% (4.01% NET)            10.00% (7.94% NET)
 END   A               NET LOANS/    NET       NET        NET       NET       NET       NET       NET        NET        NET
 OF    G   ANNUALIZED  REPAYM'TS/  POLICY   CASH SURR    DEATH    POLICY   CASH SURR   DEATH    POLICY    CASH SURR    DEATH
 YR    E    PREMIUMS   WITHDRAWLS  ACCOUNT    VALUE     BENEFIT   ACCOUNT    VALUE    BENEFIT   ACCOUNT     VALUE     BENEFIT
----  ---  ----------  ----------  -------  ---------   -------   -------  ---------  -------   -------   ---------   -------
  1   41       1,942       0         1,218        151   150,000     1,307       240   150,000     1,366        300     150,000
  2   42       1,942       0         2,508      1,441   150,000     2,765     1,698   150,000     2,942      1,875     150,000
  3   43       1,942       0         3,751      2,684   150,000     4,258     3,191   150,000     4,620      3,553     150,000
  4   44       1,942       0         4,944      3,877   150,000     5,785     4,718   150,000     6,405      5,338     150,000
  5   45       1,942       0         6,088      5,021   150,000     7,347     6,280   150,000     8,305      7,238     150,000

  6   46       1,942       0         7,178      6,112   150,000     8,940     7,873   150,000    10,326      9,260     150,000
  7   47       1,942       0         8,214      7,148   150,000    10,564     9,497   150,000    12,477     11,410     150,000
  8   48       1,942       0         9,194      8,127   150,000    12,219    11,152   150,000    14,765     13,698     150,000
  9   49       1,942       0        10,117      9,202   150,000    13,904    12,989   150,000    17,201     16,287     150,000
 10   50       1,942       0        10,977     10,215   150,000    15,615    14,853   150,000    19,794     19,032     150,000

 11   51       1,942       0        11,774     11,164   150,000    17,352    16,742   150,000    22,555     21,945     150,000
 12   52       1,942       0        12,500     12,042   150,000    19,108    18,651   150,000    25,492     25,035     150,000
 13   53       1,942       0        13,147     12,842   150,000    20,878    20,573   150,000    28,614     28,309     150,000
 14   54       1,942       0        13,709     13,556   150,000    22,654    22,502   150,000    31,933     31,781     150,000
 15   55       1,942       0        14,174     14,174   150,000    24,428    24,428   150,000    35,458     35,458     150,000

 16   56       1,942       0        14,536     14,538   150,000    26,194    26,194   150,000    39,204     39,204     150,000
 17   57       1,942       0        14,784     14,784   150,000    27,942    27,942   150,000    43,187     43,187     150,000
 18   58       1,942       0        14,914     14,914   150,000    29,669    29,669   150,000    47,429     47,429     150,000
 19   59       1,942       0        14,918     14,918   150,000    31,368    31,368   150,000    51,953     51,953     150,000
 20   60       1,942       0        14,780     14,780   150,000    33,027    33,027   150,000    56,783     56,783     150,000

 21   61       1,942       0        14,485     14,485   150,000    34,632    34,632   150,000    61,945     61,945     150,000
 22   62       1,942       0        14,016     14,016   150,000    36,170    36,170   150,000    67,472     67,472     150,000
 23   63       1,942       0        13,346     13,346   150,000    37,619    37,619   150,000    73,397     73,397     150,000
 24   64       1,942       0        12,447     12,447   150,000    38,954    38,954   150,000    79,762     79,762     150,000
 25   65       1,942       0        11,283     11,283   150,000    40,148    40,148   150,000    86,616     86,616     150,000

 26   66       1,942       0         9,822      9,822   150,000    41,174    41,174   150,000    94,024     94,024     150,000
 27   67       1,942       0         8,033      8,033   150,000    42,006    42,006   150,000   102,067    102,067     150,000
 28   68       1,942       0         5,878      5,878   150,000    42,615    42,615   150,000   110,841    110,841     150,000
 29   69       1,942       0         3,316      3,316   150,000    42,969    42,969   150,000   120,467    120,467     150,000
W30   70       1,942       0           291        291   150,000    43,022    43,022   150,000   131,082    131,082     152,055

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 31.

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 6.00%, the policy terminates without value in year 41.

SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.


VLI-99-03IL (05/99)
Male Standard Non-Tobacco User Age 40
Riders: None
Premium Mode = Annual
Prepared on March 11, 2002
Page 6 of 11

                          For delivery in Pennsylvania

            The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas, New York, NY 10104 (212)554-1234

          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES

                                                     Prepared by: J.Q. Associate
                                                  Initial Face Amount = $150,000
                                       Initial Death Benefit Option is A (Level)

                                                                   Form # VM-450
                                                         DC1-7.6z 01-17-02 R2001

                                                              INCENTIVE LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE


             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                            PREPARED FOR: Sample Client

                           ASSUMING GUARANTEED CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.87% NET)             6.00% (4.01% NET)              10.00% (7.94% NET)
 END   A               NET LOANS/    NET       NET        NET       NET       NET       NET        NET         NET        NET
 OF    G   ANNUALIZED  REPAYM'TS/  POLICY   CASH SURR    DEATH    POLICY   CASH SURR   DEATH     POLICY     CASH SURR    DEATH
 YR    E    PREMIUMS   WITHDRAWLS  ACCOUNT    VALUE     BENEFIT   ACCOUNT    VALUE    BENEFIT    ACCOUNT      VALUE     BENEFIT
----  ---  ----------  ----------  -------  ---------   -------   -------  ---------  -------    -------    ---------   -------
T 31   71      1,942       0                                       42,710    42,710   150,000    142,578      142,578    163,965
  32   72      1,942       0                                       41,883    41,883   150,000    154,943      154,943    175,085
  33   73      1,942       0                                       40,564    40,564   150,000    168,283      168,283    186,794
  34   74      1,942       0                                       38,551    38,551   150,000    182,689      182,689    199,131
  35   75      1,942       0                                       35,683    35,683   150,000    198,283      198,283    212,163

  36   76      1,942       0                                       31,788    31,788   150,000    215,218      215,218    225,979
  37   77      1,942       0                                       26,651    26,651   150,000    233,365      233,365    245,034
  38   78      1,942       0                                       20,011    20,011   150,000    252,799      252,799    265,439
  39   79      1,942       0                                       11,545    11,545   150,000    273,597      273,597    287,277
  40   80      1,942       0                                          814       814   150,000    295,839      295,839    310,631

T 41   81      1,942       0                                                                     319,601      319,601    335,581
  42   82      1,942       0                                                                     344,956      344,956    362,204
  43   83      1,942       0                                                                     371,970      371,970    390,569
  44   84      1,942       0                                                                     400,703      400,703    420,738
  45   85      1,942       0                                                                     431,212      431,212    452,772

  46   86      1,942       0                                                                     463,554      463,554    486,731
  47   87      1,942       0                                                                     497,788      497,788    522,678
  48   88      1,942       0                                                                     533,973      533,973    560,671
  49   89      1,942       0                                                                     572,168      572,168    600,776
  50   90      1,942       0                                                                     612,423      612,423    643,045

  51   91      1,942       0                                                                     654,775      654,775    687,514
  52   92      1,942       0                                                                     699,234      899,234    734,196
  53   93      1,942       0                                                                     745,773      745,773    783,061
  54   94      1,942       0                                                                     794,294      794,294    834,009
  55   95      1,942       0                                                                     844,474      844,474    886,698

  56   96      1,942       0                                                                     895,536      895,536    940,313
  57   97      1,942       0                                                                     950,207      950,207    988,215
  58   98      1,942       0                                                                   1,008,028    1,008,028  1,038,289
  59   99      1,942       0                                                                   1,068,298    1,068,298  1,089,664
  60  100      1,942       0                                                                   1,143,456    1,143,456  1,154,891

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 31.

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 6.00%, the policy terminates without value in year 41.

SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

VLI-99-03IL (05/99)
Male Standard Non-Tobacco User Age 40
Riders: None
Premium Mode = Annual
Prepared on March 11, 2002
Page 7 of 11

                          For delivery in Pennsylvania

            The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas, New York, NY 10104 (212)554-1234

          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES

                                                     Prepared by: J.Q. Associate
                                                  Initial Face Amount = $150,000
                                       Initial Death Benefit Option is A (Level)

                                                                   Form # VM-450
                                                         DC1-7.6z 01-17-02 R2001

                                                              INCENTIVE LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                            PREPARED FOR: Sample Client

                            ASSUMING CURRENT CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.58% NET)             6.00% (4.33% NET)              10.00% (8.27% NET)
 END   A               NET LOANS/    NET       NET        NET       NET       NET       NET         NET        NET        NET
 OF    G   ANNUALIZED  REPAYM'TS/  POLICY   CASH SURR    DEATH    POLICY   CASH SURR   DEATH      POLICY    CASH SURR    DEATH
 YR    E    PREMIUMS   WITHDRAWLS  ACCOUNT    VALUE     BENEFIT   ACCOUNT    VALUE    BENEFIT     ACCOUNT     VALUE     BENEFIT
----  ---  ----------  ----------  -------  ---------   -------   -------  ---------  -------     -------   ---------   -------

   1   41       1,942       0        1,222        155   150,000     1,312        245   150,000      1,371         305   150,000
   2   42       1,942       0        2,556      1,489   150,000     2,816      1,749   150,000      2,995       1,928   150,000
   3   43       1,942       0        3,847      2,780   150,000     4,362      3,295   150,000      4,730       3,663   150,000
   4   44       1,942       0        5,090      4,023   150,000     5,949      4,882   150,000      6,582       5,515   150,000
   5   45       1,942       0        6,287      5,220   150,000     7,578      6,512   150,000      8,561       7,485   150,000

   6   46       1,942       0        7,434      6,367   150,000     9,248      8,181   150,000     10,675       9,608   150,000
   7   47       1,942       0        8,581      7,515   150,000    11,024      9,957   150,000     13,011      11,944   150,000
   8   48       1,942       0        9,681      8,615   150,000    12,855     11,788   150,000     15,524      14,457   150,000
   9   49       1,942       0       10,732      9,817   150,000    14,740     13,826   150,000     18,229      17,315   150,000
  10   50       1,942       0       11,728     10,966   150,000    16,679     15,917   150,000     21,140      20,378   150,000

  11   51       1,942       0       12,726     12,116   150,000    18,734     18,125   150,000     24,338      23,728   150,000
  12   52       1,942       0       13,658     13,201   150,000    20,843     20,386   150,000     27,782      27,324   150,000
  13   53       1,942       0       14,518     14,213   150,000    23,001     22,697   150,000     31,489      31,184   150,000
  14   54       1,942       0       15,298     15,146   150,000    25,207     25,054   150,000     35,481      35,328   150,000
  15   55       1,942       0       15,987     15,987   150,000    27,452     27,452   150,000     39,778      39,778   150,000

  16   56       1,942       0       16,577     16,577   150,000    29,735     29,735   150,OD0     44,410      44,410   150,000
  17   57       1,942       0       17,119     17,119   150,000    32,107     32,107   150,000     49,458      49,458   150,000
  18   58       1,942       0       17,612     17,612   150,000    34,573     34,573   150,000     54,963      54,963   150,000
  19   59       1,942       0       18,053     18,053   150,000    37,138     37,138   150,000     60,973      60,973   150,000
  20   60       1,942       0       18,436     18,436   150,000    39,804     39,804   150,000     67,538      67,538   150,000

  21   61       1,942       0       18,939     18,939   150,000    42,731     42,731   150,000     74,833      74,833   150,000
  22   62       1,942       0       19,410     19,410   150,000    45,803     45,803   150,000     82,827      82,827   150,000
  23   63       1,942       0       19,850     19,850   150,000    49,031     49,031   150,000     91,595      91,595   150,000
  24   64       1,942       0       20,259     20,259   150,000    52,425     52,425   150,000    101,218     101,218   150,000
  25   65       1,942       0       20,637     20,637   150,000    55,998     55,998   150,000    111,785     111,785   150,000

  26   66       1,942       0       20,853     20,853   150,000    59,663     59,663   150,000    123,361     123,361   150,000
 W27   67       1,942       0       20,905     20,905   150,000    63,436     63,436   150,000    136,017     136,017   161,860
  28   68       1,942       0       20,792     20,792   150,000    67,333     67,333   150,000    149,755     149,755   176,710
  29   69       1,942       0       20,515     20,515   150,000    71,372     71,372   150,000    164,668     164,668   192,662
  30   70       1,942       0       20,074     20,074   150,000    75,574     75,574   150,000    180,861     180,861   209,799

Based on the assumption of current charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 40.


       This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0.00%


SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

VLI-99-03IL (05/99)
Male Standard Non-Tobacco User Age 40
Riders: None
Premium Mode = Annual
Prepared on March 11, 2002
Page 8 of 11

                          For delivery in Pennsylvania

            The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas, New York, NY 10104 (212)554-1234

          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES

                                                     Prepared by: J.Q. Associate
                                               Initial Face Amount = $150,000.00
                                       Initial Death Benefit Option is A (Level)

                                                                   Form # VM-450
                                                         DC1-7.6z 01-17-02 R2001

                                                              INCENTIVE LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE

             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                      CASH SURRENDER VALUES, AND PREMIUMS

                            PREPARED FOR: Sample Client

                            ASSUMING CURRENT CHARGES

                                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
                                        0.00% (-1.58% NET)             6.00% (4.33% NET)               10.00% (8.27% NET)
 END   A               NET LOANS/    NET       NET        NET       NET        NET        NET         NET        NET          NET
 OF    G   ANNUALIZED  REPAYM'TS/  POLICY   CASH SURR    DEATH    POLICY    CASH SURR    DEATH      POLICY    CASH SURR      DEATH
 YR    E    PREMIUMS   WITHDRAWLS  ACCOUNT    VALUE     BENEFIT   ACCOUNT     VALUE     BENEFIT     ACCOUNT     VALUE       BENEFIT
----  ---  ----------  ----------  -------  ---------   -------   -------   ---------   -------     -------   ---------     -------

   1   41       1,942       0        1,222        155   150,000      1,312        245    150,000      1,371         305    150,000
  31   71       1,942       0       19,463     19,463   150,000     79,960     79,960    150,000    198,447     198,447    228,215
  32   72       1,942       0       18,682     18,682   150,000     84,554     84,554    150,000    217,591     217,591    245,878
  33   73       1,942       0       17,726     17,726   150,000     89,382     89,382    150,000    238,447     238,447    264,676
  34   74       1,942       0       16,592     16,592   150,000     94,475     94,475    150,000    261,186     261,186    284,693
  35   75       1,942       0       15,276     15,276   150,000     99,864     99,864    150,000    286,001     286,001    306,021

  36   76       1,942       0       13,597     13,597   150,000    105,523    105,523    150,000    313,086     313,086    328,740
  37   77       1,942       0       11,512     11,512   150,000    111,494    111,494    150,000    342,503     342,503    359,628
  38   78       1,942       0        8,964      8,964   150,000    117,826    117,826    150,000    374,442     374,442    393,164
  39   79       1,942       0        5,883      5,883   150,000    124,579    124,579    150,000    409,108     409,108    429,563
  40   80       1,942       0        2,191      2,191   150,000    131,831    131,831    150,000    446,720     446,720    469,056

 T41   81       1,942       0                                      139,676    139,676    150,000    487,511     487,511    511,887
 W42   82       1,942       0                                      148,143    148,143    155,550    531,736     531,736    558,323
  43   83       1,942       0                                      156,983    156,983    164,832    579,663     579,863    608,646
  44   84       1,942       0                                      166,197    186,197    174,506    631,577     631,577    663,156
  45   85       1,942       0                                      175,795    175,795    184,584    687,785     687,785    722,174

  46   86       1,942       0                                      185,786    185,786    195,076    748,614     748,614    786,044
  47   87       1,942       0                                      196,182    196,182    205,991    814,411     814,411    855,132
  48   88       1,942       0                                      206,990    206,990    217,340    885,551     885,551    929,828
  49   89       1,942       0                                      218,222    218,222    229,133    962,431     962,431  1,010,553
  50   90       1,942       0                                      229,887    229,887    241,381  1,045,479   1,045,479  1,097,753

  51   91       1,942       0                                      241,996    241,996    254,096  1,135,153   1,135,153  1,191,911
  52   92       1,942       0                                      254,560    254,560    267,288  1,231,948   1,231,948  1,293,546
  53   93       1,942       0                                      267,590    267,590    280,970  1,336,390   1,336,390  1,403,210
  54   94       1,942       0                                      281,099    281,099    295,154  1,449,044   1,449,044  1,521,496
  55   95       1,942       0                                      295,098    295,098    309,853  1,570,513   1,570,513  1,649,038

  56   96       1,942       0                                      309,598    309,598    325,078  1,701,443   1,701,443  1,788,515
  57   97       1,942       0                                      325,057    325,057    338,060  1,846,043   1,845,043  1,918,845
  58   98       1,942       0                                      341,595    341,595    351,842  2,002,946   2,002,946  2,063,034
  59   99       1,942       0                                      359,345    359,345    366,532  2,177,029   2,177,029  2,220,569
  60  100       1,942       0                                      377,351    377,351    381,124  2,362,506   2,362,506  2,386,131

Based on the assumption of current charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 40.

       This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0.00%

SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT INCENTIVE LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

VLI-99-03IL (05/99)
Male Standard Non-Tobacco User Age 40
Riders: None
Premium Mode = Annual
Prepared on March 11, 2002
Page 9 of 11

                          For delivery in Pennsylvania

            The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas, New York, NY 10104 (212)554-1234

          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES

                                                     Prepared by: J.Q. Associate
                                               Initial Face Amount = $150,000.00
                                       Initial Death Benefit Option is A (Level)

                                                                   Form # VM-450
                                                         DC1-7.6z 01-17-02 R2001

                                                              INCENTIVE LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE


                            APPLICABLE FOOTNOTES PAGE

                            PREPARED FOR: Sample Client

                     FOOTNOTES ARE ILLUSTRATED IN ORDER OF
                 OCCURRENCE FOR EACH YEAR THEY ARE APPLICABLE:
                 ---------------------------------------------

  ASSUMING CURRENT CHARGES                          ASSUMING GUARANTEED CHARGES
  ------------------------                          ---------------------------
  Year 27 - Footnote(s): W.                         Year 30 - Footnote(s): W.
  Year 41 - Footnote(s): T                          Year 31 - Footnote(s): T.
  Year 42 - Footnote(s): W                          Year 41 - Footnote(s): T.


EXPLANATION OF FOOTNOTES USED IN THIS ILLUSTRATION:
--------------------------------------------------

T Based on the assumptions of this illustration, the policy terminates without value. Adverse tax consequences could occur if a policy with loans is surrendered or permitted to terminate. See "Important Tax Information" section on the "Notes to Illustrations" page.

W The policy has gone into corridor. Premiums may be restricted without evidence of insurability. Withdrawals may reduce the death benefit by an amount in excess of the withdrawal amount.

Z     Multiple footnotes are applicable.

Notes for historical performance reports:

Although this version of Incentive Life was not available until 1999, the net cash surrender value on this report has been adjusted to reflect the current charges and deductions under Incentive Life and the Separate Accounts as described on page 5 of this illustration.

The IRR (internal rate of return) on the Net Death Benefit and Net Cash Surrender Value is the rate at which the annualized illustrated outlays up to that year must be compounded each and every year to generate the indicated Net Death Benefit or Net Cash Surrender Value. Annualized illustrated outlays consist of premiums plus loan repayments, minus partial withdrawals, loans and guideline premium forceouts.

Historical performance reports are available for certain funds with five or more years of experience. For additional information regarding historical performance please refer to the Incentive Life prospectus and the Trust prospectus, which is attached thereto.



Incentive Life is issued by The Equitable Life Assurance Society of the United States (Equitable), and is distributed by AXA Advisors, LLC, New York, NY 10104,
(212) 314-4600. Equitable and AXA Advisors, LLC are indirect subsidiaries of AXA Financial, Inc. AXA, an insurance holding company, is AXA Financial, Inc.'s largest shareholder. Neither AXA nor AXA Financial, Inc. has responsibility for the insurance obligations of Equitable. Incentive Life is policy form 99-300 in most jurisdictions.

MINIMUM INITIAL PREMIUM:                        $287.69      INITIAL GUIDELINE SINGLE:   $26,409.08
PLANNED ANNUAL PREMIUM:                       $1,942.45      INITIAL GUIDELINE ANNUAL:    $2,341.18
INITIAL 7-PAY PREMIUM:                        $6,678.00      TARGET PREMIUM:              $1,942.45
5 YR NO LAPSE GUARANTEE PREMIUM:              $1,133.96
AGE 70/10YR DEATH BENEFIT GUARANTEE PREMIUM:  $1,942.45

VLI-99-03IL (05/99)
Male Standard Non-Tobacco User Age 40
Riders: None
Premium Mode = Annual
Prepared on March 11, 2002
Page 9 of 11

                          For delivery in Pennsylvania

            The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas, New York, NY 10104 (212)554-1234

          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES

                                                     Prepared by: J.Q. Associate
                                               Initial Face Amount = $150,000.00
                                       Initial Death Benefit Option is A (Level)

                                                                   Form # VM-450
                                                         DC1-7.6z 01-17-02 R2001